UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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The BlackRock Insured Municipal Term Trust Inc.

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August 7, 2009

Dear Shareholder:

On or about July 17, 2009, The BlackRock Insured Municipal Term Trust Inc. (“BMT”) mailed a joint proxy statement to you describing the matters to be voted on at the joint annual meeting of the BlackRock Closed-End Funds listed in Annex A (each, a “Fund”), which will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10055, on Wednesday, August 26, 2009, at 12:30 p.m. (Eastern time).

The purpose of the meeting is to seek shareholder approval of nominees to the Board of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each Fund. At a meeting of the Boards held on May 28-29, 2009, each Board approved the proposed nominees on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they are experienced in overseeing investment companies and are familiar with the Funds and their investment advisers and that their election is in your best interests. The Fund’s joint annual meeting is less than one month away. If you have not already voted, we urge you to do so promptly. Enclosed herewith is an updated copy of the proxy card.

The joint proxy statement and proxy card previously sent to you incorrectly identify Frank J. Fabozzi as being designated as a Board Nominee standing for election by the holders of auction market preferred shares (“AMPS”) entitled to vote as a separate class. As of June 29, 2009 (the “Record Date”), BMT has redeemed all of its outstanding AMPS. Accordingly, the owners of common shares of BMT are entitled to elect each of the Board Nominees, including Mr. Fabozzi.

The enclosed proxy card differs from the proxy card previously furnished to you in that it includes the names of all four Board Nominees, including Mr. Fabozzi, and gives you the opportunity to vote with respect to all four Board Nominees standing for election at the joint annual meeting. If you previously submitted or if you submit the proxy card previously furnished to you which does not include Mr. Fabozzi as a Board Nominee, the persons identified as proxies on the proxy card are not permitted to exercise their discretionary authority to vote for the election of Mr. Fabozzi as a Board Member. Thus, if you wish to vote with respect to all four Board Nominees, including Mr. Fabozzi, please submit the revised proxy card enclosed herewith. Information concerning all the Board Nominees is included in the joint proxy statement.

The Board Members responsible for your Fund recommend that you vote “FOR” the Board Nominees for your Fund. However, before you vote, please read the full text of the proxy statement for an explanation of the proposal.

Your vote is important. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope. If you already returned a validly executed proxy card, your votes will be recorded unless you submit a subsequent proxy or you otherwise revoke your prior proxy. If you have not voted or wish to change your vote, please mark, date and execute the enclosed proxy card and mail it promptly in the enclosed envelope.

You received the joint proxy statement and this supplement to the joint proxy statement because you were a shareholder of record of BMT on the Record Date. Certain other BlackRock Closed-End Funds will also hold their annual meeting at the place and date stated above. If you were also a shareholder of record on June 29, 2009 of one or more of those other funds, you should have received a separate proxy statement and proxy card relating to those funds. Please sign, date and return each proxy card you receive. If you have any questions about the proposal to be voted on, please call The Altman Group, Inc., the firm assisting us in the solicitation of proxies, at 1-866-796-7185.

Sincerely,

Howard B. Surloff
Secretary of the Fund

BlackRock Closed-End Funds
100 Bellevue Parkway Wilmington, DE 19809 (800) 441-7762

* * *

Supplemental Information

The information set forth below amends and supplements the definitive joint proxy statement of the Funds, dated July 17, 2009, in connection with the joint annual meeting. The supplemental information contained below is incorporated by reference into the joint proxy statement. To the extent supplemental information differs from, updates, or conflicts with information in the joint proxy statement, the supplemental information governs.

In connection with BlackRock’s efforts to provide liquidity to the holders of AMPS, the BlackRock Closed-End Funds have been making periodic redemptions of outstanding AMPS across the BlackRock Fund Complex. As a result of these efforts, BMT has redeemed all of its outstanding AMPS. The joint proxy statement did not account for all of the AMPS redemptions and incorrectly reported BMT as having 2,000 AMPS outstanding on page A-2 of Appendix A “Fund Information” of the joint proxy statement. However, as of the Record Date, BMT did not have any AMPS outstanding.

In addition, the joint proxy statement and proxy card incorrectly identify Frank J. Fabozzi as being an AMPS nominee standing for election by the owners of AMPS entitled to vote as a separate class. However, there being no outstanding AMPS, the owners of common shares are entitled to elect each of the Board Nominees, including Mr. Fabozzi.

Appendix B “Compensation of the Board Members” of the joint proxy statement is restated in its entirety as set forth in Annex B to correct the amount of deferred compensation of certain Board Members and reflect additional disclosure regarding compensation.

The table beginning on page C-1 of Appendix C “Equity Securities Owned by Board Members” of the joint proxy statement is amended and supplemented as set forth in Annex C to reflect the correct ownership of certain of the Funds by certain Board Members.

If you already returned a validly executed proxy card, your votes will be recorded unless you submit a subsequent proxy or you otherwise revoke your prior proxy. If you wish to vote with respect to all four of the Board Nominees, including Mr. Fabozzi, please submit the revised proxy card provided herewith. If you have not voted, wish to change your vote or need assistance in voting, please contact The Altman Group, Inc., the firm assisting us in the solicitation of proxies, at 1-866-796-7185.

Annex A

Fund Information

The following table lists the name and ticker symbol of each Fund.

Ticker	Fund
APX	BlackRock Apex Municipal Fund, Inc.
BAF	BlackRock Insured Municipal Income Investment Trust
BBF	BlackRock Municipal Income Investment Trust
BBK	BlackRock Municipal Bond Trust
BCF	BlackRock Real Asset Equity Trust
BCK	BlackRock California Insured Municipal Income Trust
BCL	BlackRock California Municipal Income Trust II
BCT	BlackRock Broad Investment Grade 2009 Term Trust, Inc.
BDJ	BlackRock Enhanced Dividend Achievers™ Trust
BDT	BlackRock Strategic Dividend Achievers™ Trust
BDV	BlackRock Dividend Achievers™ Trust
BFK	BlackRock Municipal Income Trust
BFO	BlackRock Florida Municipal 2020 Term Trust
BFY	BlackRock New York Municipal Income Trust II
BFZ	BlackRock California Municipal Income Trust
BGR	BlackRock Energy and Resources Trust
BGT	BlackRock Floating Rate Income Trust
BGY	BlackRock International Growth and Income Trust
BHD	BlackRock Strategic Bond Trust
BHK	BlackRock Core Bond Trust
BHL	BlackRock Defined Opportunity Credit Trust
BHV	BlackRock Virginia Municipal Bond Trust
BHY	BlackRock High Yield Trust
BIE	BlackRock Municipal Bond Investment Trust
BJZ	BlackRock California Municipal 2018 Term Trust
BKK	BlackRock Municipal 2020 Term Trust
BKN	BlackRock Investment Quality Municipal Trust, Inc.
BKT	BlackRock Income Trust, Inc.
BLE	BlackRock Municipal Income Trust II
BLH	BlackRock New York Municipal 2018 Term Trust
BLJ	BlackRock New Jersey Municipal Bond Trust
BLW	BlackRock Limited Duration Income Trust
BME	BlackRock Health Sciences Trust
BMT	The BlackRock Insured Municipal Term Trust Inc.
BNA	BlackRock Income Opportunity Trust, Inc.
BNJ	BlackRock New Jersey Municipal Income Trust
BNY	BlackRock New York Municipal Income Trust
BOE	BlackRock Global Opportunities Equity Trust
BPK	BlackRock Municipal 2018 Term Trust
BPP	BlackRock Preferred Opportunity Trust
BPS	The BlackRock Pennsylvania Strategic Municipal Trust
BQH	BlackRock New York Municipal Bond Trust
BQR	BlackRock EcoSolutions Investment Trust
BQY	BlackRock S&P Quality Rankings Global Equity Managed Trust
BSD	The BlackRock Strategic Municipal Trust
BSE	BlackRock New York Insured Municipal Income Trust
BTA	BlackRock Long-Term Municipal Advantage Trust
BYM	BlackRock Insured Municipal Income Trust
BZA	BlackRock California Municipal Bond Trust
BZM	BlackRock Maryland Municipal Bond Trust
HIS	BlackRock High Income Shares
MUA	BlackRock MuniAssets Fund, Inc.
RAA	BlackRock California Investment Quality Municipal Trust, Inc.
RFA	BlackRock Investment Quality Municipal Income Trust
RNJ	BlackRock New Jersey Investment Quality Municipal Trust, Inc.
RNY	BlackRock New York Investment Quality Municipal Trust, Inc.

A-1

Annex B

Compensation of the Board Members

     The Board Members who are not “interested persons,” as defined in the 1940 Act, (the “Independent Board Members”) receive retainer fees which includes meeting fees (up to six meetings per year) for Board and Committee meetings and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Funds do not provide compensation to any Board Member who is an “interested person,” as defined in the 1940 Act; provided, however, that Mr. Gabbay, a former employee and consultant of BlackRock, and currently an interested person of the Funds, received compensation in the amount noted below for services rendered as an employee. Effective January 1, 2009, Mr. Gabbay receives as compensation for his services as a Board Member of the Funds in the Fund Complex and other BlackRock-advised funds, an annual retainer of $412,500 allocated to the Funds and other BlackRock-advised Funds, based on their net assets. In addition, Mr. Gabbay, receives meeting fees for attendance at board meetings held by the two open-end BlackRock fund complexes. Mr. Gabbay will also be reimbursed for out-of-pocket expenses in accordance with Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay’s compensation for serving on the Board and the boards of two open-end fund complexes is equal to 75% of each retainer and, where applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Board Members serving on such boards. The Board or an open-end fund complex board may reduce its compensation from time to time depending on market conditions and Mr. Gabbay’s compensation would be impacted by those reductions. Information regarding compensation, including amounts deferred, paid to the Independent Board Members and Mr. Gabbay for each Fund’s most recent fiscal year is set forth below.

     Each Fund shall pay a pro rata portion quarterly (based on the relative net assets) of the following Board Member fees paid by the funds in the Fund Complex for which they serve: (i) $250,000 per annum for each Independent Board Member as a retainer and (ii) $10,000 per day for each Independent Board Member for each special meeting of each board in the Fund Complex for which they serve (i.e., any meeting, whether telephonic or in person, other than one of the six regularly scheduled meetings of each board per year) attended. Each Independent Board Member shall also be entitled to reimbursement for all of his or her out-of-pocket expenses in attending each meeting of each board and any committee thereof. Mr. Cavanagh will receive an additional $120,000 per annum from the funds in the Fund Complex for acting as the Chair for each board. Ms. Robards will receive an additional $40,000 per annum from the funds in the Fund Complex for acting as the Vice Chair for each board. Mr. Fabozzi will receive an additional $20,000 per annum from the funds in the Fund Complex for acting as Chair of each Performance Oversight Committee. Ms. Feldstein will receive an additional $20,000 per annum from the funds in the Fund Complex for acting as Chair of each Compliance Committee. Mr. Hubbard will receive an additional $10,000 per annum from the funds in the Fund Complex for acting as Chair of each Governance and Nominating Committee. Mr. Dixon, Mr. Fabozzi, Mr. Flynn, Mr. Kester and Ms. Robards will each receive an additional $25,000 per annum from the funds in the Fund Complex for their service on each Audit Committee. Ms. Robards will receive an additional $35,000 per annum from the funds in the Fund Complex for acting as the Chair of each Audit Committee. The additional compensation payable to Mr. Cavanagh, Mr. Dixon, Mr. Fabozzi, Ms. Feldstein, Mr. Flynn, Mr. Hubbard, Mr. Kester and Ms. Robards will be allocated among the funds in the Fund Complex for which they serve based on their relative net assets.

     The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the Fund Complex may be deferred pursuant to the Fund Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Fund Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other funds in the Fund Complex for which they serve. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund. A fund may, however, elect to invest in common shares of those funds in the Fund Complex selected by the Independent Board Members in order to match its deferred compensation obligation. For the year ended December 31, 2008, the Funds supervised by the Boards reimbursed Independent Board Member expenses in an aggregate amount of $72,531.

     The table below sets forth the aggregate compensation paid to each Independent Board Member and Mr. Gabbay by each Fund during its most recently completed fiscal year (based on each Fund’s post-amended fiscal year end).

Fund	Fund’s Fiscal Year End (1)	Richard E. Cavanagh (2)	Kent Dixon (3)(12)	Frank J. Fabozzi (4)	Kathleen F. Feldstein (5)	R. Glenn Hubbard (6)	G. Nicholas Beckwith III (7)	James T. Flynn (8)	Jerrold B. Harris (9)	W. Carl Kester (10)	Karen P. Robards (11)	Robert S. Salomon Jr. (12)(16)	Henry Gabbay (12)	Fund Total
APX	30-Apr	$2,223.08	$1,652.30	$1,772.46	$1,622.25	$1,562.18	$1,502.09	$1,652.30	$1,502.09	$1,652.30	$2,102.93	$1,061.32	$311.27	$18,616.57
BAF	31-Aug	$1,741.47	$1,319.15	$1,385.86	$1,266.97	$867.12	$833.76	$917.15	$833.76	$917.15	$1,167.29	$917.15	$—	$12,166.85
BBF	31-Jul	$1,401.85	$1,081.42	$1,123.15	$1,029.75	$542.38	$521.52	$573.67	$521.52	$573.67	$730.13	$573.67	$—	$8,672.72
BBK	31-Aug	$2,075.23	$1,565.33	$1,645.08	$1,501.88	$1,036.99	$997.12	$1,096.83	$997.12	$1,096.83	$1,395.95	$1,096.83	$—	$14,505.22
BCF	31-Oct	$11,486.57	$8,537.32	$9,158.21	$8,382.09	$8,071.64	$7,761.19	$8,537.32	$7,761.19	$8,537.32	$10,865.67	$8,537.32	$—	$97,635.86
BCK	31-Aug	$1,098.34	$844.01	$884.07	$812.48	$520.96	$500.91	$551.01	$500.91	$551.01	$701.27	$551.01	$—	$7,515.99
BCL	31-Aug	$1,608.40	$1,220.69	$1,281.58	$1,172.47	$791.53	$761.08	$837.19	$761.08	$837.19	$1,065.52	$837.19	$—	$11,173.93
BCT	31-Oct	$412.25	$306.40	$328.68	$300.83	$289.68	$278.54	$306.40	$278.54	$306.40	$389.97	$306.40	$—	$3,504.10
BDJ	31-Oct	$8,650.81	$6,429.65	$6,897.26	$6,312.75	$6,078.94	$5,845.13	$6,429.65	$5,845.13	$6,429.65	$8,183.20	$6,429.65	$—	$73,531.81
BDT	31-Oct	$3,716.33	$2,762.14	$2,963.02	$2,711.92	$2,611.48	$2,511.04	$2,762.14	$2,511.04	$2,762.14	$3,515.45	$2,762.14	$—	$31,588.84
BDV	31-Oct	$7,381.38	$5,486.16	$5,885.16	$5,386.41	$5,186.92	$4,987.42	$5,486.16	$4,987.42	$5,486.16	$6,982.38	$5,486.16	$—	$62,741.72
BFK	30-Apr	$6,774.81	$5,035.34	$5,401.54	$4,943.79	$4,760.69	$4,577.58	$5,035.34	$4,577.58	$5,035.34	$6,408.60	$3,282.66	$941.00	$56,774.26
BFO	31-Jul	$1,192.38	$927.28	$961.93	$885.61	$450.52	$433.20	$476.53	$433.20	$476.53	$606.47	$476.53	$—	$7,320.18
BFY	31-Aug	$1,044.84	$804.51	$842.48	$775.03	$493.55	$474.56	$522.01	$474.56	$522.01	$664.38	$522.01	$—	$7,139.95
BFZ	31-Jul	$2,922.51	$2,201.30	$2,295.51	$2,086.24	$1,224.65	$1,177.54	$1,295.30	$1,177.54	$1,295.30	$1,648.56	$1,295.30	$—	$18,619.74
BGR	31-Oct	$11,478.53	$8,531.38	$9,151.85	$8,376.27	$8,066.04	$7,755.80	$8,531.38	$7,755.80	$8,531.38	$10,858.13	$8,531.38	$—	$97,567.94
BGT	31-Oct	$4,094.04	$3,042.88	$3,264.17	$2,987.54	$2,876.89	$2,766.25	$3,042.88	$2,766.25	$3,042.88	$3,872.75	$3,042.88	$—	$34,799.40
BGY	31-Oct	$19,391.19	$14,412.43	$15,460.45	$14,150.37	$13,626.09	$13,102.16	$14,412.43	$13,102.16	$14,412.43	$18,343.01	$14,412.43	$—	$164,825.12
BHD	31-Aug	$1,242.29	$950.05	$995.17	$912.80	$586.22	$563.65	$620.05	$563.65	$620.05	$789.17	$620.05	$—	$8,463.16
BHK	31-Aug	$4,405.51	$3,285.80	$3,459.43	$3,143.89	$2,257.10	$2,170.28	$2,387.30	$2,170.28	$2,387.30	$3,038.39	$2,387.30	$—	$31,092.60
BHL (14)	31-Aug	$602.83	$448.05	$480.64	$439.91	$423.61	$407.32	$448.05	$407.32	$448.05	$570.25	$448.05	$—	$5,124.07
BHV	31-Aug	$507.53	$428.21	$440.69	$418.58	$162.35	$156.10	$171.71	$156.10	$171.71	$170.78	$171.71	$—	$2,955.46
BHY	31-Aug	$721.59	$573.49	$596.04	$554.37	$293.10	$281.82	$309.99	$281.82	$309.99	$394.54	$309.99	$—	$4,626.76
BIE	31-Aug	$798.08	$629.74	$656.32	$609.09	$345.79	$332.48	$365.74	$332.48	$365.74	$465.48	$365.74	$—	$5,266.69
BJZ	31-Dec	$1,068.41	$794.09	$851.84	$779.65	$750.77	$721.91	$794.09	$721.91	$794.09	$1,010.65	$794.09	$—	$9,081.50
BKK	30-Apr	$3,412.92	$2,536.64	$2,721.12	$2,490.51	$2,398.26	$2,306.03	$2,536.64	$2,306.03	$2,536.64	$3,228.44	$1,631.92	$486.90	$28,592.04
BKN	30-Apr	$2,716.37	$2,018.93	$2,165.76	$1,982.23	$1,908.80	$1,835.39	$2,018.93	$1,835.39	$2,018.93	$2,569.54	$1,291.33	$391.81	$22,753.41
BKT	31-Aug	$5,070.02	$3,769.47	$3,971.80	$3,606.39	$2,630.23	$2,529.06	$2,781.97	$2,529.06	$2,781.97	$3,540.69	$2,781.97	$—	$35,992.64
BLE	31-Aug	$4,387.11	$3,272.63	$3,447.25	$3,133.98	$2,270.15	$2,182.85	$2,401.13	$2,182.85	$2,401.13	$3,055.98	$2,401.13	$—	$31,136.19
BLH	31-Dec	$653.41	$485.64	$520.97	$476.81	$459.15	$441.49	$485.64	$441.49	$485.64	$618.09	$485.64	$—	$5,553.97
BLJ	31-Aug	$618.64	$504.87	$522.72	$490.91	$231.98	$223.06	$245.37	$223.06	$245.37	$312.30	$245.37	$—	$3,863.68
BLW	31-Aug	$7,326.13	$5,308.33	$5,617.44	$5,048.04	$4,018.49	$3,863.92	$4,250.33	$3,863.92	$4,250.33	$5,409.50	$4,250.33	$—	$53,206.75
BME	31-Oct	$2,221.17	$1,650.87	$1,770.93	$1,620.84	$1,560.82	$1,500.79	$1,650.87	$1,500.79	$1,650.87	$2,101.11	$1,650.87	$—	$18,879.94
BMT	31-Dec	$3,136.42	$2,331.13	$2,500.67	$2,288.75	$2,203.97	$2,119.20	$2,331.13	$2,119.20	$2,331.13	$2,966.88	$2,331.13	$—	$26,659.61
BNA	31-Aug	$4,583.59	$3,431.75	$3,610.35	$3,286.09	$2,321.80	$2,232.50	$2,455.75	$2,232.50	$2,455.75	$3,125.49	$2,455.75	$—	$32,191.31
BNJ	31-Jul	$1,586.15	$1,217.18	$1,265.17	$1,157.94	$623.93	$599.93	$659.93	$599.93	$659.93	$839.90	$659.93	$—	$9,869.94
BNY	31-Jul	$2,492.19	$1,883.98	$1,963.25	$1,786.93	$1,030.31	$990.68	$1,089.73	$990.68	$1,089.73	$1,386.95	$1,089.73	$—	$15,794.18
BOE (15)	31-Oct	$20,156.13	$14,980.91	$16,070.43	$14,708.54	$14,163.79	$13,619.00	$14,980.91	$13,619.00	$12,330.60	$19,066.61	$14,980.91	$—	$168,676.83
BPK	31-Dec	$2,653.00	$1,971.82	$2,115.24	$1,935.97	$1,864.27	$1,792.57	$1,971.82	$1,792.57	$1,971.82	$2,509.60	$1,971.82	$—	$22,550.50
BPP	31-Oct	$3,416.64	$2,539.38	$2,724.07	$2,493.21	$2,400.87	$2,308.54	$2,539.38	$2,308.54	$2,539.38	$3,231.95	$2,539.38	$—	$29,041.34
BPS	30-Apr	$333.49	$247.87	$265.90	$243.35	$234.35	$225.33	$247.87	$225.33	$247.87	$315.47	$155.94	$48.79	$2,791.56
BQH	31-Aug	$698.92	$560.96	$582.75	$544.03	$283.13	$272.24	$299.46	$272.24	$299.46	$381.14	$299.46	$—	$4,493.77
BQR	31-Oct	$2,322.34	$1,726.06	$1,851.60	$1,694.68	$1,631.92	$1,569.15	$1,726.06	$1,569.15	$1,726.06	$2,196.82	$1,726.06	$—	$19,739.88
BQY	31-Oct	$1,130.27	$840.07	$901.17	$824.79	$794.26	$763.69	$840.07	$763.69	$840.07	$1,069.17	$840.07	$—	$9,607.33
BSD	30-Apr	$1,144.75	$850.83	$912.69	$835.36	$804.41	$773.48	$850.83	$773.48	$850.83	$1,082.86	$547.80	$158.70	$9,586.02
BSE	31-Aug	$1,311.23	$1,001.44	$1,050.35	$963.21	$635.77	$611.32	$672.44	$611.32	$672.44	$855.83	$672.44	$—	$9,057.79
BTA	30-Apr	$1,835.07	$1,363.91	$1,463.09	$1,339.11	$1,289.52	$1,239.92	$1,363.91	$1,239.92	$1,363.91	$1,735.89	$902.95	$251.99	$15,389.20
BYM	31-Aug	$4,987.02	$3,721.12	$3,920.36	$3,564.80	$2,590.19	$2,490.56	$2,739.62	$2,490.56	$2,739.62	$3,486.78	$2,739.62	$—	$35,470.22

Fund	Fund’s Fiscal Year End (1)	Richard E. Cavanagh (2)	Kent Dixon (3)(12)	Frank J. Fabozzi (4)	Kathleen F. Feldstein (5)	R. Glenn Hubbard (6)	G. Nicholas Beckwith III (7)	James T. Flynn (8)	Jerrold B. Harris (9)	W. Carl Kester (10)	Karen P. Robards (11)	Robert S. Salomon Jr. (12)(16)	Henry Gabbay (12)	Fund Total
BZA	31-Aug	$807.43	$635.93	$662.99	$615.18	$351.65	$338.12	$371.93	$338.12	$371.93	$473.37	$371.93	$—	$5,338.59
BZM	31-Aug	$576.35	$475.79	$491.60	$463.33	$205.42	$197.53	$217.29	$197.53	$217.29	$276.55	$217.29	$—	$3,535.96
HIS	31-Aug	$1,705.86	$1,291.77	$1,354.75	$1,238.03	$818.55	$787.06	$865.77	$787.06	$865.77	$1,101.90	$865.77	$—	$11,682.29
MUA	30-Apr	$3,219.03	$2,392.52	$2,566.52	$2,349.02	$2,262.02	$2,175.02	$2,392.52	$2,175.02	$2,392.52	$3,045.03	$1,536.66	$450.46	$26,956.34
RAA	31-Jul	$505.57	$460.77	$466.56	$453.31	$75.41	$72.52	$79.77	$72.52	$79.77	$101.52	$79.77	$—	$2,447.47
RFA	31-Jul	$513.84	$466.36	$472.56	$458.79	$80.70	$77.60	$85.36	$77.60	$85.36	$108.63	$85.36	$—	$2,512.16
RNJ	31-Jul	$501.67	$457.88	$463.46	$450.47	$72.69	$69.89	$76.88	$69.89	$76.88	$97.84	$76.88	$—	$2,414.42
RNY	31-Jul	$550.98	$490.62	$498.44	$480.42	$101.51	$97.62	$107.37	$97.62	$107.37	$136.66	$107.37	$—	$2,775.97
Total Compensation from Fund Complex (13)		$386,803	$287,730	$304,055	$273,299	$280,349	$250,000	$275,000	$250,000	$275,000	$350,000	$275,000
Number of Funds in Fund Complex Overseen by Board Member		106	106	106	106	106	106	106	106	106	106	Retired	106

(1)	Information is for the Fund’s most recent fiscal year. The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. Information reflected in this chart is for the post-amended FYE.
(2)	Total amount of deferred compensation, including interest, payable to Board Member is $206,186.54 as of 12/31/08.
(3)	Total amount of deferred compensation, including interest, payable to Board Member is $132,379.75 as of 12/31/08.
(4)	Total amount of deferred compensation, including interest, payable to Board Member is $186,033.24 as of 12/31/08.
(5)	Total amount of deferred compensation, including interest, payable to Board Member is $108,573.76 as of 12/31/08.
(6)	Total amount of deferred compensation, including interest, payable to Board Member is $395,383.02 as of 12/31/08.
(7)	Total amount of deferred compensation, including interest, payable to Board Member is $91,311.50 as of 12/31/08.
(8)	Total amount of deferred compensation, including interest, payable to Board Member is $100,442.64 as of 12/31/08.
(9)	Total amount of deferred compensation, including interest, payable to Board Member is $91,311.50 as of 12/31/08.
(10)	Total amount of deferred compensation, including interest, payable to Board Member is $54,786.90 as of 12/31/08.
(11)	Total amount of deferred compensation, including interest, payable to Board Member is $84,371.82 as of 12/31/08.
(12)	As of December 31, 2008 the Board Member did not participate in the deferred compensation plan.
(13)	Represents the aggregate compensation earned by such persons during the calendar year ended December 31, 2008. Of this amount, Mr. Cavanagh, Mr. Fabozzi, Ms. Feldstein, Mr. Hubbard, Mr. Beckwith III, Mr. Flynn, Mr. Harris, Mr. Kester, and Ms. Robards deferred $51,800, $88,500, $81,000, $130,000, $125,000, $137,500, $125,000, $75,000, and $115,500, respectively, pursuant to the Fund Complex’s deferred compensation plan.
(14)	BlackRock Defined Opportunity Credit Trust (BHL) commenced operations on January 31, 2008 and has not completed a full fiscal year.
(15)	Includes the aggregate compensation earned by such persons from BlackRock Global Equity Income Trust and BlackRock World Investment Trust which merged into BOE on July 27, 2009.
(16)	On December 31, 2008, Robert S. Salomon Jr. retired from the Board pursuant to the Funds’ retirement policy which requires Board Members to resign on December 31 in the year in which they turn 72.

Annex C

Equity Securities Owned by Board Members

     The information set forth below supplements the information set forth in Appendix C “Equity Securities Owned by Board Members” to the joint proxy statement dated July 17, 2009, and should be read in conjunction with Appendix C.

     The following information is added with respect to Mr. Henry Gabbay, Mr. G. Nicholas Beckwith, III, Mr. Kent Dixon, Mr. Frank J. Fabozzi, Ms. Kathleen F. Feldstein, Mr. Jerrold B. Harris, Mr. R. Glenn Hubbard and Mr. W. Carl Kester.†

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Number of Equivalents (1)	Aggregate Dollar Range of Share Share Equivalents in Each Fund
Interested Board Member:
Henry Gabbay	BlackRock Dividend	1,000	None	$1-$10,000	—	—
	AchieversTM Trust

	BlackRock New York	750	None	$10,001–	—	—
	Municipal Income Trust			$50,000

Independent Board Members:
G. Nicholas Beckwith, III	BlackRock Dividend	111	None	$1-$10,000	—	—
	Achievers™ Trust

Kent Dixon	BlackRock Dividend	3,000	None	$10,001-	—	—
	Achievers™ Trust			$50,000

Frank J. Fabozzi	BlackRock Dividend	300	None	$1-$10,000	—	—
	Achievers™ Trust

Kathleen F. Feldstein	BlackRock Dividend	67	None	$1-$10,000	—	—
	Achievers™ Trust

Jerrold B. Harris	BlackRock Dividend	111	None	$1-$10,000	—	—
	Achievers™ Trust

R. Glenn Hubbard	BlackRock Dividend	135	None	$1-$10,000	—	—
	Achievers™ Trust

	BlackRock New York	124	None	$1-$10,000	—	—
	Municipal 2018 Term Trust

W. Carl Kester	BlackRock Core Bond Trust	1,000	None	$10,001-	—	—
				$50,000

	BlackRock Dividend	100	None	$1-$10,000	—	—
	Achievers™ Trust

(1)	Represents, as of May 31, 2009, the approximate number of share equivalents owned under the deferred compensation plan in each Fund by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan BlackRock International Growth and Income Trust, BlackRock Enhanced Dividend Achievers™ Trust, BlackRock Energy and Resources Trust, BlackRock Floating Rate Income Trust, BlackRock Limited Duration Income Trust, BlackRock Preferred and Equity Advantage Trust, BlackRock Corporate High Yield Fund VI, Inc. and BlackRock Preferred Income Strategies Fund, Inc. are eligible investments.

†	The table set forth below does not include certain columns included in Appendix C to the joint proxy statement which have not been updated.

     The following information replaces in its entirety the disclosure with respect to Mr. Richard E. Cavanagh set forth in Appendix C “Equity Securities Owned by Board Members” to the joint proxy statement dated July 17, 2009.

					Aggregate
					Dollar
					Range of
					Equity
					Securities
					in All Funds			Aggregate
					Overseen			Dollar
				Aggregate	or To Be		Aggregate	Range of
				Dollar	Overseen		Dollar	Common
				Range of	by the		Range of	Stock
		Number of		Equity	Board	Number	Share	and Share
		Shares of	Number of	Securities	Member	of Share	Equivalents	Equivalents
		Common	Shares of	in Each	in Fund	Equivalents	in Each	in all
Name of Board Member	Fund Name	Stock	AMPS	Fund	Complex	(1)	Fund	Funds
Independent Board Member:
Richard E. Cavanagh	BlackRock Apex	100	None	$1-$10,000	Over $100,000	—	—	Over $100,000
	Municipal Fund, Inc.

	BlackRock Broad	100	None	$1-$10,000		—	—
	Investment Grade
	2009 Term Trust, Inc.

	BlackRock Core	500	None	$1-$10,000		—	—
	Bond Trust

	BlackRock Dividend	100	None	$1-$10,000		—	—
	Achievers™ Trust

	BlackRock	100	None	$1-$10,000		—	—
	EcoSolutions
	Investment Trust

	BlackRock Energy	100	None	$1-$10,000		1,597	$10,001-
	and Resources Trust						$50,000

	BlackRock Enhanced	100	None	$1-$10,000		4,442	$10,001-
	Dividend Achievers™						$50,000
	Trust

	BlackRock Floating	200	None	$1-$10,000		3,644	$10,001-
	Rate Income Trust						$50,000

	BlackRock Global	100	None	$1-$10,000		—	—
	Opportunities Equity
	Trust, Inc.

	BlackRock Health	100	None	$1-$10,000		—	—
	Sciences Trust

	BlackRock High	100	None	$1-$10,000		—	—
	Income Shares

	BlackRock High	200	None	$1-$10,000		—	—
	Yield Trust

	BlackRock Income	100	None	$1-$10,000		—	—
	Opportunity Trust, Inc.

	BlackRock Income	500	None	$1-$10,000		—	—
	Trust, Inc.

	BlackRock Insured	200	None	$1-$10,000		—	—
	Municipal Income Trust

	BlackRock	100	None	$1-$10,000		3,223	$10,001-
	International Growth						$50,000
	and Income Trust

	BlackRock	500	None	$1-$10,000		—	—
	Investment Quality
	Municipal Trust, Inc.

					Aggregate
					Dollar
					Range of
					Equity
					Securities
					in All Funds			Aggregate
					Overseen			Dollar
				Aggregate	or To Be		Aggregate	Range of
				Dollar	Overseen		Dollar	Common
				Range of	by the		Range of	Stock
		Number of		Equity	Board	Number	Share	and Share
		Shares of	Number of	Securities	Member	of Share	Equivalents	Equivalents
		Common	Shares of	in Each	in Fund	Equivalents	in Each	in all
Name of Board Member	Fund Name	Stock	AMPS	Fund	Complex	(1)	Fund	Funds
Independent Board Member:
Richard E. Cavanagh	BlackRock Limited	100	None	$1-$10,000		3,167	$10,001-
(continued)	Duration Income Trust						$50,000

	BlackRock Long-Term	200	None	$1-$10,000		—	—
	Municipal Advantage
	Trust

	BlackRock	100	None	$1-$10,000		—	—
	MuniAssets
	Fund, Inc.

	BlackRock Municipal	300	None	$1-$10,000		—	—
	2018 Term Trust

	BlackRock Municipal	100	None	$1-$10,000		—	—
	2020 Term Trust

	BlackRock Municipal	100	None	$1-$10,000		—	—
	Bond Trust

	BlackRock Municipal	300	None	$1-$10,000		—	—
	Income Trust

	BlackRock Municipal	100	None	$1-$10,000		—	—
	Income Trust II

	BlackRock New York	200	None	$1-$10,000		—	—
	Insured Municipal
	Income Trust

	BlackRock New York	100	None	$1-$10,000		—	—
	Investment Quality
	Municipal Trust, Inc.

	BlackRock New York	100	None	$1-$10,000		—	—
	Municipal 2018
	Term Trust

	BlackRock New York	100	None	$1-$10,000		—	—
	Municipal Bond Trust

	BlackRock New York	300	None	$1-$10,000		—	—
	Municipal Income
	Trust

	BlackRock New York	100	None	$1-$10,000		—	—
	Municipal Income
	Trust II

	BlackRock Preferred	100	None	$1-$10,000		—	—
	Opportunity Trust

	BlackRock Real	200	None	$1-$10,000		—	—
	Asset Equity Trust

	BlackRock S&P	100	None	$1-$10,000		—	—
	Quality Rankings
	Global Equity
	Managed Trust

	BlackRock Strategic	300	None	$1-$10,000		—	—
	Bond Trust

	BlackRock Strategic	100	None	$1-$10,000		—	—
	Dividend Achievers™
	Trust

Aggregate
Dollar
Range of
Equity
Securities
					in All Funds			Aggregate
					Overseen			Dollar
				Aggregate	or To Be		Aggregate	Range of
				Dollar	Overseen		Dollar	Common
				Range of	by the		Range of	Stock
		Number of		Equity	Board	Number	Share	and Share
		Shares of	Number of	Securities	Member	of Share	Equivalents	Equivalents
		Common	Shares of	in Each	in Fund	Equivalents	in Each	in all
Name of Board Member	Fund Name	Stock	AMPS	Fund	Complex	(1)	Fund	Funds
Independent Board Member:
Richard E. Cavanagh	The BlackRock	100	None	$1-$10,000		—	—
(continued)	Insured Municipal
Term Trust, Inc.

	The BlackRock	500	None	$1-$10,000		—	—
Strategic Municipal
Trust

(1)	Represents, as of May 31, 2009, the approximate number of share equivalents owned under the deferred compensation plan in each Fund by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan BlackRock International Growth and Income Trust, BlackRock Enhanced Dividend Achievers™ Trust, BlackRock Energy and Resources Trust, BlackRock Floating Rate Income Trust, BlackRock Limited Duration Income Trust, BlackRock Preferred and Equity Advantage Trust, BlackRock Corporate High Yield Fund VI, Inc. and BlackRock Preferred Income Strategies Fund, Inc. are eligible investments.

CECL-0709-SUP-2

The BlackRock Insured Municipal Term Trust, Inc. Common Stock Proxy Ballot for Annual Meeting of Shareholders – August 26, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne Ackerley, Brendan Kyne and Jay Fife, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the above named fund held of record by the undersigned on June 29, 2009 at the Annual Meeting of Shareholders of the Fund to be held on August 26, 2009 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE FOLD HERE AND RETURN ENTIRE BALLOT – DO NOT DETACH

-------------------------------------------------------------------------------------------------------------------------------------------

(FUND NAME HERE)

Proxy Ballot for Annual Meeting of Shareholders – August 26, 2009

Vote by Phone, by Mail or via the Internet!		Please be sure to sign and date this proxy. Please sign
exactly as your name appears on this proxy. When shares
CALL:	To vote your proxy by phone, call	are held by joint tenants, both should sign. When signing
	1-866-437-4675 and enter the 12-digit	as attorney, executor, administrator, trustee, or guardian,
	control number found on the reverse	please give full title as such. If a corporation, please sign
	side of this Proxy Ballot. This	in full corporate name by president or other authorized
	touchtone voting line is available	officer. If a partnership, please sign in partnership name by
	24 hours a day, seven days a week.	authorized person.

Please mark your vote on the reverse of this Proxy
Ballot.
LOG-ON:	To vote on the Internet go to
www.proxyonline.com and enter the
	12-digit control number found on the	_________________________________________________
	reverse side of this Proxy Ballot.	Shareholder sign here

MAIL:	To vote your proxy by mail, check the
	appropriate voting box on the reverse	_________________________________________________
	side of this Proxy Ballot, sign and date	Joint owner sign here
the ballot and return it in the enclosed
postage-paid envelope or mail to:
	The Altman Group, P.O. Box 238,	_________________________________________________
	Lyndhurst, NJ 07071.	Date:

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

The BlackRock Insured Municipal Term Trust, Inc.

CONTROL NUMBER

SAMPLE BALLOT ONLY

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO
THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

THE PROXY BALLOT MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED BELOW, A VOTE WILL BE CAST “FOR” EACH NOMINEE. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

To vote the proxy for all nominees in the same manner, please use the boxes below.

		FOR ALL	ABSTAIN ALL
		|_|	|_|

To vote for each nominee individually, please use these boxes.

1. TO ELECT BOARD MEMBER NOMINEES		FOR	ABSTAIN
(1). Richard S. Davis		|_|	|_|
(2). James T. Flynn		|_|	|_|
(3). Karen P. Robards		|_|	|_|
(4). Frank J. Fabozzi		|_|	|_|

(BARCODE HERE)	(TAGID HERE)	(CUSIP HERE)